Q2 2014 EARNINGS REVIEW July 22, 2014 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
These forward-looking statements, risks, uncertainties and additional factors speak only as of the date of this presentation.  We undertake no obligation to update any such statements.
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995.  These statements relate to future events, are not historical facts and are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  These statements can generally be identified by lead-in words such as “believe”, “expect”,
“anticipate”, “intend”, “plan”, “foresee”, “may” ,”will” and other similar words.  Statements that describe our Company’s objectives, plans or goals are also forward-looking statements.  Examples of such forward-
looking information we may be discussing in this presentation include, without limitation, anticipated 2014 industry new vehicle sales volume, the implementation of growth and operating strategies, including acquisitions of dealerships and properties, the development of open points and stand-alone pre-owned stores, the return of capital to shareholders , anticipated future success and impacts from the implementation of our strategic initiatives and earnings per share expectations.
You are cautioned that these forward-looking statements are not guarantees of future performance, involve risks and uncertainties and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  These risks and uncertainties include, among other things, (a)
economic conditions in the markets in which we operate, (b) the success of our operational strategies, (c)
our relationships with the automobile manufacturers, (d) new and pre-owned vehicle sales volume, and (e)
earnings expectations for the year ended December 31, 2014. These risks and uncertainties, as well as additional factors that could affect our forward-looking statements, are described in our Form 10-K for the year ending December 31, 2013.

CONTENT • STRATEGIC FOCUS • QUARTER IN REVIEW • FINANCIAL RESULTS • OPERATIONS RECAP • SUMMARY AND OUTLOOK 3

STRATEGIC FOCUS 1. Growth • Grow The Base Business One Sonic-One Experience • Acquisitions & Open Points • Pre-Owned Specialty Stores 2. Own Our Properties 3. Return Capital to Shareholders 4

STRATEGIC FOCUS
ONE SONIC-ONE EXPERIENCE

•
Goals
•
1 Associate, 1 Price, 1 Hour
•
Improve Transparency; Increase Trust
•
Operational Efficiencies
•
Pilot Store Underway
•
18 Month Implementation
Result - Increase Market Share and Customer Retention

6 STRATEGIC FOCUS PRE-OWNED Break Ground Hiring & Training Merchandising & Advertising Opening Q1 Q2 Q3 Q4

7 STRATEGIC FOCUS OWN OUR PROPERTIES 2007 2008 2010 2011 2012 2013 Proj. - 2017 0% 12% 14% 18% 23% 31% 45%

STRATEGIC FOCUS
RETURN CAPITAL TO SHAREHOLDERS
• Unused authorization of approximately $ 121.4 million
• Quarterly dividend of $0.025 per share
Shares
(in thousands)
Average Price /
Share
$
(in millions)
2014 Activity 498 $ 22.39 $ 11.2

Q2 2014 FINANCIAL REVIEW

Q2 2014 ADJUSTED RESULTS
B/(W) than Q2 2013
(amounts in millions, except per share data)
Q2 2014 $ %
Revenue $ 2,353 $ 151 7%
Gross Profit $ 347 $ 23 7%
Operating Profit
(1)
$ 58 ($ 5) (8%)
Interest & Other
(1)
($ 19) $ 1 3%
Continuing Ops:
Profit (after tax)
(1)
$ 23 ($ 3) (11%)
Diluted EPS
(1)
$ 0.44 ($ 0.06) (12%)
SG&A as % of Gross
(1)
79.2% (260 bps)
Discontinued Ops Profit/(Loss)  (after tax) ($0) ($0)
10 (1) See Appendix for reconciliation to reported GAAP amounts.

EPS ADJUSTMENTS

(1) See Appendix for reconciliation to reported GAAP amounts.
(amounts in millions, except per share date)
Q2 2014 Q2 2013
Pre-Tax EPS Pre-Tax EPS
Unadjusted EPS $ 0.51 $ 0.16
Hail and Legal $ 1.4 $ 0.01 $ 0.0 $ 0.00
Gain on Disposal ($7.3) ($ 0.08) $ 0.0 $ 0.00
Loss on Debt
$ 0.0 $ 0.00 $ 29.0 $ 0.34
Adjusted EPS
(1)
$ 0.44 $ 0.50

STRATEGIC INITIATIVE IMPACT ON
EPS

(amounts in millions, except per share date)
Q2 2014
Pre-Tax EPS
Adjusted
(1)
$ 0.44
Pre-Owned Initiative $ 3.2 $ 0.04
One Sonic-One Experience $ 1.8 $ 0.02
Centralization of Business Office $ 0.3 $ 0.00
Excluding Effect of Strategic Initiatives $ 0.50
(1) See Appendix for reconciliation to reported GAAP amounts.

TOTAL GROSS 13 $ 347 M $ 324 M Q2 2014 Q2 2013 $74 $68 $36 $36 $77 $69 $160 $151 New Used F&I Fixed

SG&A TO GROSS 14 76.6% 79.2% (1) See Appendix for reconciliation to reported GAAP amounts. (1) Q2 2014 Adjusted Q2 2013 Advertising Comp Rent Other 4.0% 4.2% 47.0% 46.2% 5.4% 5.7% 22.8% 20.5%

STRATEGIC INITIATIVE IMPACT ON
SG&A

(amounts in millions, except per share date)
Q2 2014
Pre-Tax SG&A %
Adjusted
(1)
79.2%
Pre-Owned Initiative $ 3.2 0.90%
One Sonic One Experience $ 1.8 0.50%
Centralization of Business Office $ 0.3 0.10%
Excluding Effect of Strategic Initiatives 77.7%
(1) See Appendix for reconciliation to reported GAAP amounts.

STRATEGIC INITIATIVE SPEND 16 (in millions) Actual YTD Q2 2014 Estimated FY 2014 Pre-Owned Initiative $ 5.0 $ 12.0 One Sonic-One Experience $ 3.6 $ 7.0 Centralization of Business Office $ 0.6 $ 3.0

CAPITAL SPEND
(amounts in millions)
YTD Q2 2014
ESTIMATED
2014
Real Estate Acquisitions $ 9.7 $ 31.2
All Other Cap Ex 38.9 144.2
Subtotal $ 48.6 $ 175.4
Less: Mortgage Funding (40.4) (40.4)
Total Cash Used – Cap Ex $ 8.2 $ 135.0
Note – Spending excludes the effect of  franchise acquisitions.

LIQUIDITY (amounts in millions) Q2 2014 Q4 2013 Cash $ 3.0 $3.0 Revolver Availability 117.3 126.0 Used floor plan availability 60.6 27.1 Floor plan deposit balance 95.0 65.0 Total $ 275.9 $221.1 18

DEBT COVENANTS Covenant Actual Q2 2014 Liquidity Ratio >= 1.05 1.21 Fixed Charge Coverage Ratio >= 1.20 1.82 Total Lease Adjusted Leverage Ratio <= 5.50 4.14 Compliant with all Covenants 19

OPERATIONS REVIEW

NEW VEHICLE RETAIL
Q2 2014 Q2 2013 B/(W)
Revenue $ 1,283 million $ 1,200 million 7.0%
Volume 34,847 33,685 3.4%
Selling Price $ 36,825 $ 35,616 3.4%
Gross Margin % 5.8% 5.5% 30 bps
GPU $ 2,119 $ 1,976 $ 143
Gross Profit $ 74 million $ 67 million 10.9%
SAAR (includes fleet)
16.5 million 15.3 million 7.8%

USED VEHICLE RETAIL
Q2 2014 Q2 2013 B/(W)
Revenue $ 604 million $ 539 million 12.0%
Retail Volume 28,514 26,599 7.2%
Used Retail GPU $ 1,314 $ 1,414 ($ 100)
Used Related Retail Gross* $ 106 million $ 97 million $ 9 million
Used to New 0.82 : 1 0.79 : 1 0.03
Vehicles / store / month 93 89 4
* - Includes front-end gross plus F&I related gross and fixed operations related gross

100
vehicles /
store /
month in
May

FIXED OPS

Q2 2014 B/(W) than Q2 2013
(amounts in millions)
2014 $ %
Revenue $ 329 $ 22 7.2%
Gross Profit $ 160 $ 9 5.8%
QTD YOY Gross Profit Change Breakdown:
•
Customer Pay Up 5.9%
•
Whsl. Parts Up 8.5%
•
Internal & Sublet Up 8.1%
•
Warranty Down 2.7%

SUMMARY

Business environment continues to be favorable to
retail automotive
Posted all-time record pre-owned sales volumes
producing record Q2 pre-owned gross profits
Fixed operations continues to benefit from 0-5 year
units in operation increasing
Expect market share gains and customer retention from
One Sonic-One Experience once the entire
complement of the shopping experience is in place
On track to open our Denver market pre-owned
operations in Q4
Re-affirm 2014 continued ops EPS guidance of $1.95
to $2.05 net of pre-owned specialty retail operations
EPS of ($0.14).
SUMMARY

Appendix 27

NON-GAAP RECONCILIATIONS

This release contains certain non-GAAP financial measures (the "Adjusted" columns) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data.  The Company has reconciled these measures to the most directly comparable GAAP measures (the "Reported" columns) in the release.  The Company believes that these non-
GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.
Second Quarter Ended June 30, Adjusted 2014 B/(W)
2014 2013
than Adjusted 2013
($ in millions, shares in
thousands, except per share data) Reported Adjustments Adjusted Reported Adjustments Adjusted $ %
Revenues 2,353.3 $   - $                       2,353.3 $   2,202.4 $   - $                       2,202.4 $   150.8 $             6.8%
Gross profit 346.9 - 346.9 323.8 - 323.8 23.1 7.1%
Gross margin 14.7% 14.7% 14.7% 14.7% 0 bps
SG&A (268.9) (5.9) (1) (274.8) (248.1) - (248.1) (26.7) (10.8%)
SG&A as % of gross profit 77.5% 79.2% 76.6% 76.6% (260) bps
Impairment charges (0.0) - (0.0) (0.0) - (0.0) 0.0 88.9%
Depreciation and amortization (14.4) - (14.4) (13.1) - (13.1) (1.3) (9.8%)
Operating income 63.6 (5.9) 57.7 62.5 - 62.5 (4.8) (7.8%)
Operating margin 2.7% 2.5% 2.8% 2.8% (30) bps
Interest expense, floor plan (4.9) - (4.9) (5.6) - (5.6) 0.7 13.1%
Interest expense, other, net (13.9) - (13.9) (14.4) 0.8 (2) (13.6) (0.3) (1.9%)
Other income (expense), net - - - (28.3) 28.2 (3) (0.0) 0.0 (100.0%)
Income (loss) from continuing operations 27.1 (3.6) 23.5 8.7 17.7 26.4 (3.0) (11.2%)
Income (loss) from discontinued operations (0.1) - (0.1) 0.2 - 0.2 (0.3) (133.7%)
Net income (loss) 27.0 $         (3.6) $                 23.4 $         8.9 $           17.7 $                26.6 $         (3.2) $                 (12.1%)
Diluted earnings (loss) per common share:
Earnings (loss) per share
from continuing operations 0.51 $         (0.07) $               0.44 $         0.16 $         0.34 $                0.50 $         (0.06) $               (12.0%)
Earnings (loss) per share from
discontinued operations - - - 0.01 (0.01) - - -
Earnings (loss) per common share 0.51 $         (0.07) $               0.44 $         0.17 $         0.33 $                0.50 $         (0.06) $               (12.0%)
Weighted average shares outstanding 52,930 52,930 52,942 52,942
(1) Represents gain on sale of franchises, offset partially by hail damage and legal settlement charges.
(2) Represents double-carry interest on 9.0% Notes.
(3) Represents loss on extinguishment of 9.0% Notes.

NON-GAAP RECONCILIATIONS

Second Quarter Ended June 30, 2014
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 27.1 $             52,514                 (0.1) $               52,514                 27.0 $             52,514
Effect of dilutive securities:
Two class method (0.1)                   -                             -                      -                             (0.1)                   -
Stock compensation plans -                      416                       -                      416                       -                      416
Reported diluted 27.0                  52,930                 0.51 $     (0.1)                   52,930                 - $       26.9                  52,930                 0.51 $
Adjustments (tax-effected):
Hail and legal 0.8                    -                             -                      -                             0.8                    -
Gain on disposal of franchises (4.4)                   -                             -                      -                             (4.4)                   -
Adjusted diluted 23.4 $             52,930                 0.44 $     (0.1) $               52,930                 - $       23.3 $             52,930                 0.44 $
Second Quarter Ended June 30, 2013
Continuing Operations Discontinued Operations Total Operations
($ in millions, shares in
thousands, except per share data)
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Net Income
(Loss):
Numerator
Share
Count:
Denominator
Diluted
EPS
Reported basic 8.7 $                 52,597                 0.2 $                 52,597                 8.9 $                 52,597
Effect of dilutive securities:
Two class method (0.1)                   -                             -                      -                             (0.1)                   -
Stock compensation plans -                      345                       -                      345                       -                      345
Reported diluted 8.7                    52,942                 0.16 $     0.2                    52,942                 0.01 $     8.9                    52,942                 0.17 $
Adjustments (tax-effected):
Debt extinguishment charges 17.7                  -                             -                      -                             17.7                  -
Subtotal 26.4                  52,942                 0.50 $     0.2                    52,942                 - $       26.6                  52,942                 0.50 $
Effect of dilutive securities:
Two class method (0.1)                   -                             -                      -                             (0.1)                   -
Adjusted diluted 26.2 $             52,942                 0.50 $     0.2 $                 52,942                 - $       26.4 $             52,942                 0.50 $